SCUDDER
                                                                     INVESTMENTS

-----------------------
BOND
-----------------------

Scudder High Yield Bond Fund



Annual Report

January 31, 2001

The fund seeks to provide high income and, secondarily, capital appreciation. It does this by investing in lower rated, higher yielding corporate bonds, often called junk bonds.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      17   Investment Portfolio

                      24   Financial Statements

                      27   Financial Highlights

                      29   Notes to Financial Statements

                      38   Report of Independent Accountants

                      39   Officers and Trustees

                      40   Investment Products and Services

                      42   Account Management Resources

Scudder High Yield Bond Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol SHYIX           fund number 147
Class S                        ticker symbol SHBDX           fund number 047
--------------------------------------------------------------------------------

Date of          o    The high yield bond market continued to be negatively
Inception:            affected by credit downgrades and bond defaults during
6/27/96               most of the fund's most recent fiscal year.

Total Net        o    Beginning in mid-December, high yield bonds began to
Assets as             rally as investors sought value in beaten-down
of 1/31/01--          securities and in January, Federal Reserve interest
                      rate cuts dramatically improved the tone of the market.
Class AARP:
$2 million       o    Reflecting this mixed environment for high yield bonds,
                      the Class S shares of Scudder High Yield Bond Fund
Class S:              posted a -0.84% total return for its most recent fiscal
$127 million          year ended January 31, 2001. The fund's 30-day SEC
                      yield was 10.58% on January 31.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Scudder High Yield Bond Fund seeks to provide high income as well as capital appreciation to its shareholders. The fund normally invests at least 65% of total assets in bonds rated below investment grade (BBB). Such bonds, also called "junk" bonds, generally provide higher yields with the trade-off of higher price volatility and higher risk of default on payments of interest or principal.

In deciding which bonds to buy or sell, the fund's managers rely on extensive independent analysis to look for bonds that may be undervalued. In particular, they look for (1) young, growing companies that seem to have good business prospects and whose credit is gaining strength; (2) companies that have stable or growing cash flows and appear able to improve their balance sheets; and (3) established companies that may have been through setbacks but now look to be regaining their financial health, perhaps in conjunction with some type of positive restructuring.

During most of 2000, high yield bonds were hurt by several factors -- higher short-term interest rates, a rising level of financial troubles for high yield issuers, and an increasing number of high yield bonds that were downgraded by major credit agencies. Scudder High Yield Bond Fund's performance for its most recent fiscal year ended January 31, 2001 reflects this difficult environment, as Class S shares of the fund returned -0.84% for the period. However, as discussed in the interview that begins on page 7, the fund's portfolio management team believes that the outlook for high yield bonds has improved substantially in recent months. Reductions in short-term interest rates by the Federal Reserve in 2001 have boosted investor optimism. And the more favorable interest rate outlook has made it easier for high yield issuers to obtain financing. The resulting surge in issuance of new high yield bonds from leading American companies has contributed to a healthier level of trading activity and an improved tone in the high yield market.

We are hopeful that the high yield bond market has turned a corner, and we will seek to ensure that you as a shareholder of the fund will benefit from a high level of income as well as from capital appreciation opportunities that may arise. Thank you for investing in the Scudder Funds.

If you have any questions regarding Scudder High Yield Bond Fund or any other Scudder fund, please call us toll-free or visit us on the Web.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder High Yield Bond Fund

Performance Update

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                Scudder High               Merrill Lynch
                Yield Bond                 High Yield
                Fund -- Class S            Master Index*

6/96**               10000                     10000
7/96                  9999                     10068
1/97                 11115                     10883
7/97                 12002                     11705
1/98                 12891                     12368
7/98                 13404                     12808
1/99                 13355                     12756
7/99                 13370                     12873
1/00                 13495                     12764
7/00                 13165                     12766
1/01                 13388                     13078


--------------------------------------------------------------------------------
Fund Index Comparison
----------------------------------------------------------------------------
                                                       Total Return

                               Growth of                          Average
Period ended 1/31/2001          $10,000         Cumulative         Annual
----------------------------------------------------------------------------
Scudder High Yield Bond Fund -- Class S
----------------------------------------------------------------------------
1 year                         $   9,916            -.84%            -.84%
----------------------------------------------------------------------------
Life of Class**                $  13,388           33.88%            6.55%
----------------------------------------------------------------------------
Merrill Lynch High Yield Master Index*
----------------------------------------------------------------------------
1 year                         $  10,246            2.46%            2.46%
----------------------------------------------------------------------------
Life of Class**                $  13,078           30.78%            6.02%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER HIGH YIELD BOND FUND -- CLASS S TOTAL RETURN (%) AND MERRILL LYNCH HIGH YIELD MASTER INDEX* TOTAL RETURN (%)

                         Yearly periods ended January 31

                          1997**   1998   1999   2000   2001
-------------------------------------------------------------------------------
Fund Total
Return (%)                 11.16  15.99    3.61   1.04   -.84
-------------------------------------------------------------------------------
Index Total
Return (%)                  8.83  13.65    3.14    .06   2.46
-------------------------------------------------------------------------------
Net Asset
Value ($)                  12.63  13.24   12.40  11.36  10.12
-------------------------------------------------------------------------------
Income
Dividends
($)                          .67   1.17    1.19   1.15   1.12
-------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                          .01    .14     .09     --     --
-------------------------------------------------------------------------------

* The Merrill Lynch High Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on June 28, 1996. Index comparisons begin
   June 30, 1996.

   On October 2, 2000, existing shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP shares. The total return information is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2001
--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                        The fund carries a
                                                    modest cash allocation
Corporate Bonds             85%                             so that we are
Cash Equivalents             5%                     positioned to purchase
U.S. Treasury Obligations    4%                         attractive new and
Preferred Stocks             3%                    existing bond issues as
Foreign Bonds                3%                     they become available.
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
(Excluding Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                    A combined 42% weighting
Communications              30%                                 in media and
Consumer Discretionary      14%                           telecommunications
Media                       12%                      includes a 12% position
Manufacturing                9%                            in cable, a solid
Energy                       6%                        defensive investment,
Construction                 5%                       and 15% in wireless, a
Financial                    4%                      strong growth industry.
Service Industries           3%
Consumer Staples             3%
Other                       14%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                    The fund continued its
                                                    significant allocation
U.S. Treasury Obligations    4%                          in higher-quality
Cash Equivalents             5%                   securities compared with
BBB                          6%                       other similar funds.
BB                          20%
B                           55%
CCC                          6%
D                            1%
Not Rated                    3%
------------------------------------
                           100%
------------------------------------
    Weighted average quality: BB


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                    The fund continued its
                                                  A range of maturities is
                                                    represented within the
Less than 1 year            10%                          fund's portfolio.
1 < 5 years                 17%
5 < 8 years                 46%
8 years or greater          27%
------------------------------------
                           100%
------------------------------------
    Weighted average effective
    maturity: 6.17 years


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2001

In the following interview, Lead Portfolio Manager Harry E. Resis and Portfolio Manager Daniel J. Doyle comment on the fund's strategy and market environment over the fund's most recent fiscal year ended January 31, 2001.

                     Q: Please discuss the market environment for high yield bonds over the 12-month period. Why did high yield bonds perform so poorly for most of 2000 and then begin to rally in December?

                     A: The high yield market's problem during much of last year was twofold: First, the Federal Reserve Board raised interest rates six times during the past two years, tightening credit and putting financial pressure on some high yield issuers. And as a result of Fed actions, liquidity in the high yield marketplace was much weaker than normal as overall demand for bonds declined substantially. Second, in part because so many high yield bonds of questionable credit quality were issued between 1996 and 1998, in 2000 the default rate for high yield bonds soared to its highest level (6% according to Moody's Ratings Service) since 1990. So with the Fed "tightening the screws," a higher than typical default rate, and the market anticipating the weaker economy that we're now starting to see, the overall high yield market suffered.

                     To put the 2000 default rate in perspective, in 1998, the level of high yield bond issuance was $140 billion, an all-time record. Record bond issuance at that time was a response to heavy demand for high yield debt. This made it much easier for companies with weaker balance sheets (i.e., weaker credits) to issue high yield bonds. Many of these weak credits were the ones that defaulted in 2000.

                     What changed? In mid-December, bargain hunters began to buy high yield bonds they considered inexpensive. Then the Fed eased interest rates lower by half a percentage point in the beginning of January and again at the end of January. That -- along with market speculation that any U.S. economic downturn in 2001 will be short and the fact that pension funds allocated more assets to high yield bonds -- sparked a significant rally beginning in December that partially offset the bear market for high yield bonds during most of 2000.

                     Q: In terms of bond defaults, do you think the high yield market has seen the worst?

                     A: The overall default rate for the U.S. high yield bond market -- which may in fact go even higher this year and has certainly distressed high yield bond prices -- is a closely watched barometer of our market, but as a "lagging indicator" of what's already occurred, we believe it can be deceptive. We think a more accurate predictor of what's to come is Merrill Lynch's "distress ratio," which tabulates the number of high yield bonds currently priced with yields more than 10 percentage points above Treasury securities of similar maturity (indicating that company finances are distressed). That number has been declining since the end of 2000, and we believe this shows that the overall financial condition of our market is improving.

                     Q: In light of market conditions over the past twelve months, how did Scudder High Yield Bond Fund perform?

                     A: On an individual basis the fund's return was disappointing, but competitively it performed well. For its most recent fiscal year ended January 31, 2001, Class S shares of Scudder High Yield Bond Fund returned -0.84%, outpacing the -2.09% return during the same period of 384 similar high yield funds as reported by Lipper, Inc. The Merrill Lynch High Yield Master Index, the fund's benchmark, posted a 2.46% return over the same period. Over the three years ended January 31, a difficult period for high yield, the fund's 1.25% average annual return was in the top one third of 229 similar funds according to Lipper. On January 31, the fund's 30-day SEC yield was 10.58%.

                     Q:  How was the fund able to perform well competitively?

                     A: The reason the fund performed well versus its peer group was that it held a higher percentage of BBB

                     (investment grade) and BB (one step lower in quality compared with BBB) bonds than the average high yield bond fund. Last year, the best performing sector of the market by far was the BB sector. The riskiest high yield bonds (those with ratings lower than BB) were the worst performers because of the increased default risk in the market that we discussed earlier. We can and will change the fund's risk profile depending on market conditions, but during the 12-month period we believe the fund was well-positioned in terms of overall quality. Of course, the fund also holds B, CCC, and nonrated bonds on a regular basis, and some of those lower rated holdings detracted from performance.

                     Q: How was the fund positioned sector-wise during the period?

                     A: Over the period the fund held a combined market weighting of 42% -- one approximately equivalent to its benchmark -- in media and telecommunications. Overall you can say that that weighting hurt performance, but to understand this huge segment of the high yield market it needs to be broken out into segments. The parts of the sector that most negatively affected performance were the fund's holdings in competitive local exchange carriers (CLECs), probably the riskiest segment of the portfolio. It's also important to point out that one CLEC issue called MetroNet, a significant portfolio holding, was recently taken over by AT&T in Canada, and is now rated BBB (investment grade) by both bond rating services. All media and telecomm is not risky. Of the fund's 42% holding in media and telecomm as of January 31, 12% was in cable. Cable is generally a very solid, defensive investment. In addition, the fund has a 15% weighting in wireless, a very strong business right now. Lastly, we have an approximately 4% position in cell phone tower firms, obviously very important to the technological revolution that's taking place. We believe these are very stable and secure investments. In the case of CLECs, of course, most are start-up companies with no cash flow and huge capital requirements. That's the area within media and telecommunications where we've chosen to take some additional risk in order to seek higher returns.

                     Q:  How do you plan to position the fund going forward?

                     A: So far this year we haven't made a lot of changes to the BBB and BB portion of the portfolio. There are a couple of reasons for that. First, we can't predict when a recession, if it takes place, is going to begin or end. When the direction of the U.S. economy becomes clearer, we will make some changes in the quality breakdown of the fund. And while BB bonds stood still during the huge January rally in high yield while other quality ranges soared, we believe it's important to hold a significant BB allocation because their performance is closely linked to Treasury performance. Since the Fed's two actions and following the close of the fund's fiscal year, Treasuries have performed strongly. While everyone is waiting for the Fed's next move to ease interest rates, the Treasury market is already rallying on that possibility. BB high yield bonds are being pulled up as well. So we will maintain the fund's significant BB position until we sense that the Fed is through easing.

                     Q:  What is your outlook for high yield bonds?

                     A: There is no question that the high yield asset class has underperformed over the past three years. While we believe the default rate for high yield bonds (discussed above) is going to be high this year, since the Russian currency crisis in 1998 only the highest quality companies have been able to issue high yield bonds. That's why we believe that the default rate in our market will decline substantially from here. When the level of default drops off yield spreads tighten and prices improve. Barring a substantial recession, high yield bonds should benefit from improved quality and confidence over the coming months. We believe Scudder High Yield Bond Fund remains an attractive vehicle for investors seeking high current income.

                     Scudder High Yield Bond Fund:
                     A Team Approach to Investing

                     Scudder High Yield Bond Fund is managed by a team of Zurich Scudder Investments, Inc., (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                     Lead Portfolio Manager Harry E. Resis joined the Advisor in 1988, and assumed responsibility for the fund's day-to-day management and overall investment strategies in 2000. Mr. Resis has 33 years of investment industry experience.

                     Portfolio Manager Daniel J. Doyle joined the Advisor in 1986 and joined the team in 2000. Mr. Doyle has 17 years of experience in the mutual fund industry.

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Coupon The interest rate on a bond that the issuer (in the case of high yield bonds, a corporation) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon will pay $100 on a face amount of $1,000 each year.

         Default Occurs when the issuer of a bond fails to make timely payment of principal and/or interest. In the event of default, bondholders may make claims against the assets of the issuing corporation. DEFAULT RATE refers to the annual percentage of bonds in a fund that stop making principal and/or interest payments.

 High Yield Bond  A bond that has a rating of BB or less and pays a high yield to compensate for its greater credit risk.

       Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. An issuer that is considered liquid has enough shares and/or bonds outstanding to allow large purchases and sales to occur without causing a significant change in the market price of its securities as a result.

          Sector A similar group of bonds or stocks, usually found in one industry. Some examples of sectors that could be found in a high yield bond fund or a stock fund at any given time include airlines, financial services companies, and telecommunications providers.

30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

    Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

    Yield Spread  The difference in yield between various types of bonds. A high yield bond's yield is generally compared to the yield of a Treasury bond of similar maturity as a valuation yardstick. If yield spreads are "narrow," for example, it generally means that high yield bond yields have been declining, and prices rising.



(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                      as of January 31, 2001
--------------------------------------------------------------------------------

                                                             Principal
                                                               Amount      Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Investments 4.6%
------------------------------------------------------------------------------------

 Federal Home Loan Bank, 5.7%**, 2/1/2001
    (Cost $5,874,000) .....................................   5,874,000   5,874,000

------------------------------------------------------------------------------------
U.S. Treasury Obligations 4.5%
------------------------------------------------------------------------------------

 U.S. Treasury Bond, 6.5%, 2/15/2010 (c) ..................   3,000,000   3,282,180
 U.S. Treasury Bond, 14%, 11/15/2011 ......................   1,000,000   1,436,870
 U.S. Treasury Note, 6%, 8/15/2009 ........................   1,000,000   1,057,190

------------------------------------------------------------------------------------
Total U.S. Treasury Obligations  (Cost $5,539,219)                        5,776,240
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Foreign Bonds-- U.S.$ Denominated 3.0%
------------------------------------------------------------------------------------

 AES Drax Energy, Ltd., 11.5%, 8/30/2010 ..................     260,000     284,050
 Dolphin Telecom plc "B", Step-up Coupon, 0% to
    5/15/2004, 14% to 5/15/2009 ...........................   1,000,000      80,000
 Euramax International plc, 11.25%, 10/1/2006 .............   1,000,000     710,000
 Federative Republic of Brazil, 14.5%, 10/15/2009 .........     700,000     805,000
 Kappa Beheer BV, 10.625%, 7/15/2009 ......................     990,000   1,039,500
 TFM S.A. de C.V., 10.25%, 6/15/2007 ......................   1,000,000     967,500

------------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $4,272,086)                3,886,050
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Corporate Bonds 85.1%
------------------------------------------------------------------------------------

 Consumer Discretionary 13.6%
 Ameristar Casino, Inc., 10.75%, 2/15/2009 ................     540,000     542,700
 Boca Resorts, Inc., 9.875%, 4/15/2009 ....................   1,700,000   1,691,500
 Circus Circus Mandalay Resort Group, 6.45%, 2/1/2006 .....     130,000     119,917
 Finlay Fine Jewelry Co., 8.375%, 5/1/2008 ................   2,250,000   2,025,000
 Guitar Center Management, 11%, 7/1/2006 ..................   1,370,000   1,328,900
 Horseshoe Gaming Holdings, 8.625%, 5/15/2009 .............   1,510,000   1,494,900
 International Game Technology, 8.375%, 5/15/2009 .........   2,000,000   2,035,000
 MGM Grand, Inc., 9.75%, 6/1/2007 .........................     700,000     741,125
 MGM Mirage, Inc., 8.5%, 9/15/2010 ........................     950,000     983,765
 Mandalay Resort Group, 9.5%, 8/1/2008 ....................     190,000     196,650
 Mohegan Tribal Gaming Authority, 8.125%, 1/1/2006 ........   2,000,000   2,005,000
 National Vision Association, Ltd. "B", 12.75%, 10/15/2005*   1,830,000     732,000
 Park Place Entertainment Corp., 9.375%, 2/15/2007 ........   1,500,000   1,565,625
 Premier Parks, Inc., 9.75%, 1/15/2007 ....................   1,500,000   1,620,000


    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                          Amount       Value ($)
--------------------------------------------------------------------------------

Six Flags, Inc., 9.5%, 2/1/2009 .....................      280,000      278,079
Venetian Casino Resort LLC, 12.25%, 11/15/2004 ......      100,000      104,000
                                                                   ------------
                                                                     17,464,161
                                                                   ------------
Consumer Staples 2.5%
Dyersburg Corp., Series B, 9.75%, 9/1/2007* .........    1,500,000       97,500
Fleming Companies, Inc., 10.625%, 7/31/2007 .........    1,400,000    1,074,500
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008    1,500,000    1,425,000
U.S. Can Corp., 12.375%, 10/1/2010 ..................      600,000      624,750
                                                                   ------------
                                                                      3,221,750
                                                                   ------------
Health 1.5%
Dade International, Inc., 11.125%, 5/1/2006 .........      950,000      256,500
MEDIQ, Inc., 11%, 6/1/2008* .........................      500,000        5,000
Magellan Health Services, 9%, 2/15/2008 .............    1,000,000      890,000
Tenet Healthcare Corp., 9.25%, 9/1/2010 .............      720,000      784,800
                                                                   ------------
                                                                      1,936,300
                                                                   ------------
Communications 26.0%
Airgate PCS, Inc., Step-up Coupon, 0% to 10/1/2004,
   13.5% to 10/1/2009 ...............................      200,000      128,000
Allegiance Telecom, Inc., 12.875%, 5/15/2008 ........      890,000      943,400
American Tower Corp., 9.375%, 2/1/2009 ..............      100,000      101,125
Call-Net Enterprises, Inc., 9.375%, 5/15/2009 .......      270,000       99,900
Call-Net Enterprises, Inc., Step-up Coupon, 0% to
   5/15/2004, 10.8% to 5/15/2009 ....................      640,000      140,800
Charter Communications Holdings LLC, 8.625%,
   4/1/2009 .........................................    2,250,000    2,160,000
Charter Communications Holdings LLC, 11.125%,
   1/15/2011 ........................................      500,000      527,500
Charter Communications Holdings LLC, Step-up Coupon,
   0% to 1/15/2006, 13.5% to 1/15/2011 ..............      800,000      482,000
Crown Castle International Corp., 10.75%, 8/1/2011 ..      620,000      663,400
Dobson Communications Corp., 10.875%, 7/1/2010 ......      190,000      200,450
Exodus Communications, 11.625%, 7/15/2010 ...........      530,000      522,050
FairPoint Communications, Inc., 12.5%, 5/1/2010 .....      700,000      686,000
Global Crossing Holdings, Ltd., 8.7%, 8/1/2007 ......      270,000      268,650
Global Crossing Holdings, Ltd., 9.625%, 5/15/2008 ...      850,000      864,875
Global Crossing Holdings, Ltd., 9.5%, 11/15/2009 ....      530,000      539,275
ICG Holdings, Inc., Step-up Coupon, 0% to 9/15/2000,
   13.5% to 9/15/2005* ..............................    1,000,000       95,000
Impsat Corp., 12.375%, 6/15/2008 ....................    1,250,000      837,500
McLeod USA, Inc., 9.25%, 7/15/2007 ..................    2,000,000    1,930,000
MetroNet Communications Corp., Step-up Coupon,
   0% to 6/15/2003, 9.95% to 6/15/2008 ..............    2,150,000    1,806,563


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                           Amount       Value ($)
------------------------------------------------------------------------------------

Metromedia Fiber Network, Inc., 10%, 11/15/2008 .......      590,000      548,700
Millicom International Cellular S.A., Step-up Coupon,
   0% to 6/1/2001, 13.5% to 6/1/2006 ..................    1,520,000    1,322,400
Nextel Communications, Step-up Coupon,
   0% to 9/15/2002, 10.65% to 9/15/2007 ...............       90,000       76,050
Nextel Communications, 9.375%, 11/15/2009 .............    1,970,000    1,950,300
Nextel Communications, 9.5%, 2/1/2011 .................      500,000      500,000
Nextlink Communications, Inc., Step-up Coupon,
   0% to 4/15/2003, 9.45% to 4/15/2008 ................    3,600,000    2,232,000
Price Communications Wireless, Inc., 9.125%, 12/15/2006    1,500,000    1,552,500
Primus Telecommunications Group, 11.75%, 8/1/2004 .....       40,000       16,000
Primus Telecommunications Group, 11.25%, 1/15/2009 ....      170,000       68,000
Primus Telecommunications Group, 12.75%, 10/15/2009 ...      790,000      316,000
Rogers Cantel, Inc., 9.75%, 6/1/2016 ..................    1,000,000    1,097,500
SBA Communications Corp., Step-up Coupon, 0% to
   3/1/2003, 12% to 3/1/2008 ..........................    1,850,000    1,526,250
Spectrasite Holdings, Inc., Step-up Coupon, 0% to
   7/15/2003, 12% to 7/15/2008 ........................      240,000      172,200
Spectrasite Holdings, Inc., Step-up Coupon, 0% to
   4/15/2004, 11.25% to 4/15/2009 .....................    1,710,000    1,081,575
Sprint Spectrum L.P., Senior Note, 11%, 8/15/2006 .....    1,000,000    1,078,470
Star Choice Communications, Inc., 13%, 12/15/2005 .....    1,000,000    1,090,000
Telecorp PCS, Inc., 10.625%, 7/15/2010 ................      360,000      378,900
Telecorp PCS, Inc., Step-up Coupon, 0% to 4/15/2004,
   11.625% to 4/15/2009 ...............................    1,920,000    1,396,800
Time Warner Telecom, Inc., 10.125%, 2/1/2011 ..........      510,000      521,475
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003,
   11% to 5/1/2008 ....................................      900,000      724,500
Versatel Telecom, 11.875%, 7/15/2009 ..................    1,000,000      780,000
Viatel, Inc., Step-up Coupon, 0% to 4/15/2003,
   12.5% to 4/15/2008 .................................      430,000       58,050
Voicestream Wireless Corp., 10.375%, 11/15/2009 .......    1,290,000    1,473,825
WorldCom, Inc., 8.875%, 1/15/2006 .....................      368,000      380,549
                                                                     ------------
                                                                       33,338,532
                                                                     ------------
Financial 4.1%
Bank United Capital Trust "B", 10.25%, 12/31/2026 .....    1,000,000      788,000
Eaton Vance CDO "C", 13.68%, 7/15/2012 ................    1,000,000    1,005,000
FRD Acquisition "B", 12.5%, 7/15/2004* ................      100,000       33,000
Golden Tree High Yield Opportunities I,
   13.054%, 10/31/2007 ................................    1,000,000    1,018,400
HMH Properties, Inc., 7.875%, 8/1/2008 ................    2,100,000    2,058,000
HMH Properties, Inc., 8.45%, 12/1/2008 ................      400,000      399,000
                                                                     ------------
                                                                        5,301,400
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                           Amount       Value ($)
------------------------------------------------------------------------------------

Media 11.3%
Adelphia Communications Corp., 10.5%, 7/15/2004 ........    1,500,000    1,507,500
American Lawyer Media, Inc., 9.75%, 12/15/2007 .........    1,000,000      937,500
Comcast UK Cable Partners, Ltd., Step-up Coupon,
   0% to 11/15/2000, 11.2% to 11/15/2007 ...............    1,540,000    1,463,000
Echostar DBS Corp., 9.375%, 2/1/2009 ...................    2,000,000    2,060,000
NTL, Inc., 11.5%, 10/1/2008 ............................    1,360,000    1,298,800
NTL, Inc., Step-up Coupon, 0% to 2/1/2001, 11.5%
   to 2/1/2006 .........................................      140,000      133,000
Outdoor Systems, Inc., 8.875%, 6/15/2007 ...............    2,750,000    2,901,250
Renaissance Media Group, Step-up Coupon, 0% to
   4/15/2003, 10% to 4/15/2008 .........................       60,000       42,900
Sinclair Broadcast Group, Inc., 10%, 9/30/2005 .........    1,500,000    1,503,750
TeleWest Communications plc, Step-up Coupon, 0% to
   10/1/2000, 11% to 10/1/2007 .........................    1,000,000      967,500
TeleWest Communications plc, Step-up Coupon,
   0% to 4/15/2004, 9.25% to 4/15/2009 .................    1,600,000      936,000
United International Holdings "B", Step-up Coupon, 0% to
   2/15/2003, 10.75% to 2/15/2008 ......................    1,400,000      707,000
                                                                      ------------
                                                                        14,458,200
                                                                      ------------
Service Industries 3.2%
Allied Waste North America, Inc., 10%, 8/1/2009 ........      190,000      191,900
Avis Group Holdings, Inc., 11%, 5/1/2009 ...............    1,750,000    1,890,000
Coinmach Laundry Corp., 11.75%, 11/15/2005 .............    1,940,000    1,969,100
                                                                      ------------
                                                                         4,051,000
                                                                      ------------
Durables 1.8%
Airxcel, Inc., 11%, 11/15/2007 .........................      800,000      440,000
DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008 ........    1,000,000      940,000
Fairchild Corp., 10.75%, 4/15/2009 .....................      460,000      347,300
Level 3 Communications, Inc., 11%, 3/15/2008 ...........      530,000      515,425
                                                                      ------------
                                                                         2,242,725
                                                                      ------------
Manufacturing 7.4%
American Standard Companies, Inc., 9.25%, 12/1/2016 ....      801,000      805,005
Ball Corp., 8.25%, 8/1/2008 ............................    1,000,000      995,000
Congoleum Corp., 8.625%, 8/1/2008 ......................      500,000      260,000
Delco Remy International, 10.625%, 8/1/2006 ............      660,000      590,700
Eagle-Picher Holdings "B", Step-up Coupon,
   0% to 3/1/2003, 11.75% to 3/1/2008 ..................    1,910,000      343,800
Flowserve Corp., 12.25%, 8/15/2010 .....................      270,000      283,500
GS Technologies, 12%, 9/1/2004* ........................    1,000,000       50,000
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003,
   11.625% to 5/1/2009 .................................    1,000,000        5,000
Huntsman Package, 11.75%, 12/1/2004 ....................    1,288,000    1,043,280


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                           Amount      Value ($)
--------------------------------------------------------------------------------

ISP Holdings, Inc., 9.75%, 2/15/2002 ..................     250,000     231,250
ISP Holdings, Inc., 9%, 10/15/2003 ....................     500,000     432,500
Millar Western Forest Products, Ltd., 9.875%, 5/15/2008     500,000     417,500
Owens-Illinois, Inc., 8.1%, 5/15/2007 .................      90,000      68,400
Riverwood International Corp., 10.25%, 4/1/2006 .......     460,000     472,650
Riverwood International Corp., 10.875%, 4/1/2008 ......   1,320,000   1,300,200
Stone Container Corp., 9.75%, 2/1/2011 ................     680,000     693,600
Tenneco Automotive, Inc., 11.625%, 10/15/2009 .........   1,000,000     530,000
Terex Corp., 8.875%, 4/1/2008 .........................   1,000,000     910,000
                                                                     ----------
                                                                      9,432,385
                                                                     ----------
Technology 0.2%
PSINet, Inc., 10%, 2/15/2005 ..........................   1,090,000     294,300

Energy 5.3%
AES Corp., 9.375%, 9/15/2010 ..........................     820,000     863,050
Chesapeake Energy Corp., 9.625%, 5/1/2005 .............     350,000     360,500
Cliffs Drilling Co., Series D, 10.25%, 5/15/2003 ......   1,000,000   1,025,000
EOTT Energy Partners, 11%, 10/1/2009 ..................   1,750,000   1,898,750
Nuevo Energy Co., 9.375%, 10/1/2010 ...................     880,000     875,600
Parker Drilling Co., 9.75%, 11/15/2006 ................     370,000     381,100
Swift Energy Co., 10.25%, 8/1/2009 ....................   1,000,000   1,050,000
Triton Energy Ltd., 8.875%, 10/1/2007 .................     350,000     357,000
                                                                     ----------
                                                                      6,811,000
                                                                     ----------
Metals & Minerals 1.9%
MMI Products, Inc., 11.25%, 4/15/2007 .................     790,000     790,000
Metals USA, Inc., 8.625%, 2/15/2008 ...................   1,190,000     868,700
Pen Holdings, Inc., 9.875%, 6/15/2008 .................   1,000,000     550,000
Republic Technologies International, 13.75%, 7/15/2009    2,000,000     222,500
                                                                     ----------
                                                                      2,431,200
                                                                     ----------
Construction 4.8%
Del Webb Corp., 10.25%, 2/15/2010 .....................     250,000     242,500
K. Hovnanian Enterprises, 9.75%, 6/1/2005 .............      10,000       9,275
K. Hovnanian Enterprises, 9.125%, 5/1/2009 ............     975,000     877,500
Lennar Corp., 9.95%, 5/1/2010 .........................   1,620,000   1,725,300
Millar Western Forest Products, 9.875%, 5/15/2008 .....     725,000     605,375
Nortek, Inc., 9.875%, 3/1/2004 ........................   2,000,000   2,025,000
Ryland Group, 9.75%, 9/1/2010 .........................     660,000     679,800
                                                                     ----------
                                                                      6,164,750
                                                                     ----------
Utilities 1.5%
Azurix Corp., 10.375%, 2/15/2007 ......................   1,265,000   1,233,375


    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                           Amount       Value ($)
------------------------------------------------------------------------------------

 Azurix Corp., 10.75%, 2/15/2010 .......................       120,000       117,000
 Calpine Corp., 7.75%, 4/15/2009 .......................       350,000       334,366
 Calpine Corp., 8.625%, 8/15/2010 ......................       260,000       263,515
                                                                          ----------
                                                                           1,948,256
                                                                          ----------

------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $123,829,663)                                109,095,959
------------------------------------------------------------------------------------




                                                               Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.4%
------------------------------------------------------------------------------------

 Communications
 Telephone/Communications
 World Access, Inc. (Cost $1,061,250) ..................           718       473,708

------------------------------------------------------------------------------------
Preferred Stocks 2.2%
------------------------------------------------------------------------------------

 Communications 1.8%
 Telephone/Communications
 Dobson Communications Corp., 12.25%, 1/15/2008 (b) ....         2,551     2,295,900

 Media 0.0%
 Cable Television
 CSC Holdings, Inc., 11.125%, 4/1/2008 (b) .............           771        84,810

 Manufacturing 0.4%
 Industrial Specialty
 Day International Group, Inc., 12.25%, 3/15/2010 (b) ..           694       471,920


------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $3,115,419)                                   2,852,630
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Warrants 0.2%
------------------------------------------------------------------------------------

 Decrane Holdings Co. (expire 9/30/2008)* ..............         1,000            10
 Globalstar LP (expire 2/15/2004)* .....................         1,000           500
 Ono Finance plc (expire 5/31/2009)* ...................         1,000        35,000
 Orbital Imaging (expire 3/1/2005)* ....................           700         6,300
 Republic Technologies International (expire 7/15/2009)*         2,000            20
 Star Choice Communications, Inc. (expire 12/15/2005)* .        23,160       202,650

------------------------------------------------------------------------------------
Total Warrants (Cost $20)                                                    244,480
------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Common Stocks 0.0%
----------------------------------------------------------------------------------------

 Communications
 Telephone/Communications
 Viatel, Inc.* (Cost $81,218) ..............................        6,136        18,025

----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $143,772,875) (a)                128,221,092
----------------------------------------------------------------------------------------



* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $143,909,119. At January 31, 2001, net unrealized depreciation for all securities based on tax cost was $15,688,027. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,837,471 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,525,498.

(b) Payment-in-kind security (PIK). In lieu of cash, PIK securities pay interest/dividends in the form of additional securities.

(c) At January 31, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

--------------------------------------------------------------------------------



   At January 31, 2001, open futures contracts sold short were as follows:



                                                             Aggregate
                                     Expiration                Face
    Futures                             Date      Contracts  Value ($)     Value ($)
    ------------------------------- ------------  --------  ------------  -----------

    U.S. 5-Year Treasury Note ....   3/21/2001      22       2,289,818     2,290,062

    Total unrealized depreciation on open futures contracts sold short ...     (244)




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------
Investments in securities, at value (cost $143,772,875) ...........   $ 128,221,092
Cash ..............................................................             965
Receivable for investments sold ...................................         404,746
Interest receivable ...............................................       2,766,252
Receivable for Fund shares sold ...................................          98,355
                                                                    ---------------
Total assets ......................................................     131,491,410
Liabilities
-----------------------------------------------------------------------------------
Payable for investments purchased .................................         912,445
Dividends payable .................................................         420,500
Payable for Fund shares redeemed ..................................          35,632
Payable for daily variation margin on open futures contracts ......           6,531
Accrued management fee ............................................         336,926
Other accrued expenses and payables ...............................          91,564
                                                                    ---------------
Total liabilities .................................................       1,803,598
-----------------------------------------------------------------------------------
Net assets, at value                                                  $ 129,687,812
-----------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------
Net assets consist of:
Distributions in excess of net investment income ..................        (138,490)
Net unrealized appreciation (depreciation) on:
  Investments .....................................................     (15,551,783)
  Futures .........................................................            (244)
Accumulated net realized gain (loss) ..............................     (21,987,646)
Paid-in capital ...................................................     167,365,975
-----------------------------------------------------------------------------------
Net assets, at value                                                  $ 129,687,812
-----------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share
   ($2,360,138 / 232,957 outstanding shares of beneficial             -------------
   interest, $.01 par value, unlimited number of shares authorized)   $       10.13
Class S                                                               -------------
Net Asset Value, offering and redemption price per share
   ($127,327,674 / 12,587,820 outstanding shares of beneficial        -------------
   interest, $.01 par value, unlimited number of shares authorized)   $       10.12
                                                                      -------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended January 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest .......................................................   $ 14,444,823
Dividends ......................................................        615,095
                                                                ---------------
Total Income ...................................................     15,059,918
                                                                ---------------
Expenses:
Management fee .................................................        886,951
Administrative fee .............................................        121,026
Services to shareholders .......................................        287,414
Custodian and accounting fees ..................................         30,147
Auditing .......................................................         41,245
Legal ..........................................................         60,652
Trustees' fees and expenses ....................................         78,447
Reports to shareholders ........................................         17,881
Registration fees ..............................................         28,028
Other ..........................................................          7,059
                                                                ---------------
Total expenses, before expense reductions ......................      1,558,850
Expense reductions .............................................       (472,596)
                                                                ---------------
Total expenses, after expense reductions .......................      1,086,254
-------------------------------------------------------------------------------
Net investment income                                                13,973,664
-------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    (12,377,487)
Futures ........................................................         17,676
Foreign currency related transactions ..........................         28,385
                                                                ---------------
                                                                    (12,331,426)
                                                                ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     (3,592,397)
Futures ........................................................           (244)
Foreign currency related transactions ..........................        (49,495)
                                                                ---------------
                                                                     (3,642,136)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (15,973,562)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ (1,999,898)
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Years Ended January 31,
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  13,973,664    $  18,265,244
Net realized gain (loss) on investment transactions     (12,331,426)      (7,943,306)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (3,642,136)      (8,384,023)
                                                   ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      (1,999,898)       1,937,915
                                                   ---------------- ----------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................         (33,485)              --
                                                   ---------------- ----------------
  Class S .........................................     (14,259,148)     (18,189,409)
                                                   ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .........................      43,151,052       63,141,446
Reinvestment of distributions .....................       8,811,947       12,219,898
Cost of shares redeemed ...........................     (59,362,858)    (115,045,189)
Redemption fees ...................................          97,756          167,283
                                                   ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      (7,302,103)     (39,516,562)
                                                   ---------------- ----------------
Increase (decrease) in net assets .................     (23,594,634)     (55,768,056)
Net assets at beginning of period .................     153,282,446      209,050,502
Net assets at end of period (including
   distributions in excess of net investment
   income of $138,490 and undistributed net
   investment income of $362,550, respectively) ...   $ 129,687,812    $ 153,282,446



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2001(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.20
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (b)                                                  .36
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (.10)
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations                                           .26
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                    (.35)
------------------------------------------------------------------------------------
Redemption fees                                                              .02
------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.13
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%) (c)                                                      2.89**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         2
------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             .94*
------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              .93*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                                        11.18*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   63
------------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                      2001(c)  2000(c)  1999(d)   1998(e)  1997(f)
------------------------------------------------------------------------------------
Net asset value, beginning of period  $11.36  $12.40   $13.23    $12.77   $12.00
                                      ----------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income (b)             1.10    1.16     1.08      1.19      .76
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions   (1.23)  (1.06)    (.73)       .57      .77
                                      ----------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations     (.13)     .10      .35      1.76     1.53
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income               (1.12)  (1.15)   (1.10)    (1.17)    (.76)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            --      --    (.09)     (.14)    (.01)
                                      ----------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                 (1.12)  (1.15)   (1.19)    (1.31)    (.77)
------------------------------------------------------------------------------------
Redemption fees                          .01     .01      .01       .01      .01
------------------------------------------------------------------------------------
Net asset value, end of period        $10.12  $11.36   $12.40    $13.23   $12.77
                                      ----------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (g)                   (.84)    1.04   2.98(h)**  14.60   13.23(h)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   127     153      209       176       74
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        1.18(i)   1.09    1.17*      1.23    1.75*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        .82(i)     .75     .44*       .03     .00*
------------------------------------------------------------------------------------
Ratio of net investment income (%)     10.61    9.68    9.42*      9.28    9.44*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)               63      53     83**       113      40*
------------------------------------------------------------------------------------



(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b)      Based on monthly average shares outstanding during the period.

(c)      For the year ended January 31.

(d) For the eleven months ended January 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from February 28 to January 31.

(e)      For the year ended February 28, 1998.

(f) For the period June 28, 1996 (commencement of operations) to February 28, 1997.

(g) Total returns would have been lower had certain expenses not been reduced.

(h) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(i) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.14% and .80%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder High Yield Bond Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sales price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $18,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,674,000), January 31, 2008 ($5,108,000) and January 31, 2009
($11,218,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2000 through January 31, 2001 the Fund incurred approximately $3,851,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $70,277,044 and $85,695,297, respectively. Purchases and sales of U.S. government obligations aggregated $8,647,969 and $3,150,586, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

For the period February 1, 2000 through October 1, 2000, the Advisor maintained the annualized expense ratio of the Fund at 0.75% of the average daily net assets. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. Accordingly, for the year ended January 31, 2001, the Advisor did not impose a portion of its fee amounting to $438,902 and the amount imposed aggregated $448,049, which is equivalent to an annual effective rate of 0.34% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $121,026, of which $29,995 is unpaid at January 31, 2001.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC amounted to $161,633, of which $25,443 was unpaid at January 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC amounted to $24,225, of which $9,343 was unpaid at January 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC amounted to $35,459, all of which was paid at January 31, 2001.

Effective October 2, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended January 31, 2001, the Trustees' fees and expenses aggregated $21,635. In addition, a one-time fee of $56,812 was accrued by Class S prior to October 2, 2000 for payment to those Trustees not affiliated with the Advisor who did not stand for re-election, under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has borne $28,406 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended January 31, 2001, the Fund's custodian fees were reduced by $2,075. Prior to October 2, 2000, transfer agent fees were reduced by $3,213.

Effective October 2, 2000, transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by the Advisor and certain of the affected funds.

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:



                              Year Ended                        Year Ended
                           January 31, 2001                  January 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP*               252,001   $    2,484,140               --   $           --
Class S**               3,909,976       40,666,912        5,264,791       63,141,446
                                    $   43,151,052                    $   63,141,446

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP*                 1,928   $       19,075               --   $           --
Class S**                 847,666        8,792,872        1,029,914       12,219,898
                                    $    8,811,947                    $   12,219,898

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP*              (20,972)   $    (206,587)               --   $           --
Class S**             (5,657,950)     (59,156,271)      (9,670,490)    (115,045,189)
                                    $ (59,362,858)                    $(115,045,189)

Redemption fees
-------------------------------------------------------------------------------------
Class AARP*                    --   $        2,024               --   $           --
Class S**                      --           95,732               --          167,283
                                    $       97,756                    $      167,283

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP*               232,957   $    2,298,652               --   $           --
Class S**               (900,308)      (9,600,755)      (3,375,785)     (39,516,562)
                                    $  (7,302,103)                    $ (39,516,562)



* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

H. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

                     To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Yield Bond Fund:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Bond Fund (the "Fund") at January 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                     Boston, Massachusetts            PricewaterhouseCoopers LLP
                     March 16, 2001

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                      Robert S. Cessine*
   o  President and Trustee                o  Vice President

 Henry P. Becton, Jr.                    William F. Glavin*
   o  Trustee; President, WGBH             o  Vice President
      Educational Foundation
                                         Gary A. Langbaum*
 Dawn-Marie Driscoll                       o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,      James E. Masur*
      Center for Business Ethics,          o  Vice President
      Bentley College
                                         Harry E. Resis*
 Edgar R. Fiedler                          o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The           Howard S. Schneider*
      Conference Board, Inc.               o  Vice President

 Keith R. Fox                            John Millette*
   o  Trustee; General Partner,            o  Vice President and Secretary
      The Exeter Group of Funds
                                         Kathryn L. Quirk*
 Joan E. Spero                             o  Vice President and
   o  Trustee; President, The Doris           Assistant Secretary
      Duke Charitable Foundation
                                         John R. Hebble*
 Jean Gleason Stromberg                    o  Treasurer
   o  Trustee; Consultant
                                         Brenda Lyons*
 Jean C. Tempel                            o  Assistant Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC           Caroline Pearson*
                                           o  Assistant Secretary
 Steven Zaleznick
   o  Trustee; President and             *Zurich Scudder Investments, Inc.
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund





                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments